UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2021
(May 11, 2021)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2021, PNM Resources, Inc. (“PNMR”) held its Annual Meeting of Shareholders (the “Meeting”).

As of March 22, 2021, the record date for the Meeting, there were 85,834,874 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the three proposals submitted to a vote of PNMR’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following nine nominees were elected to PNMR’s Board of Directors to serve as directors for a one-year term that expires at PNMR’s Annual Meeting of Shareholders to be held in 2022. The votes cast with respect to the nine nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Vicky A. Bailey	56,930,175	1,584,650	86,686	8,462,544
Norman P. Becker	57,173,652	1,312,763	115,096	8,462,544
Patricia K. Collawn	56,842,132	1,677,384	81,995	8,462,544
E. Renae Conley	57,150,139	1,369,784	81,588	8,462,544
Alan J. Fohrer	58,321,418	197,279	82,814	8,462,544
Sidney M. Gutierrez	58,352,999	165,067	83,445	8,462,544
James A. Hughes	58,322,360	184,988	94,163	8,462,544
Maureen T. Mullarkey	57,191,506	1,320,121	89,884	8,462,544
Donald K. Schwanz	57,866,196	653,039	82,276	8,462,544

The appointment of KPMG LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2021, was ratified by PNMR’s shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions

66,729,516	274,334	60,205

PNMR's shareholders approved, on an advisory basis, the compensation of PNMR’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

37,769,055	18,463,101	2,369,355	8,462,544

A shareholder proposal that PNMR publish a report on the costs and benefits of voluntary climate-related activities was not properly presented at the Meeting by the shareholder proponent or a designee of the shareholder proponent as required by regulations of the Securities and Exchange Commission. Accordingly, this shareholder proposal was not acted upon by the shareholders. However, if the shareholder proposal had been acted upon, it would not have been approved. Based upon proxies received on this shareholder proposal, the vote would have been as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

840,203	52,322,161	5,439,147	8,462,544

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 13, 2021	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)